UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 1, 2023

ConvexityShares Trust

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-41417	86-6789125
(Commission File Number)	(IRS Employer Identification No.)

Three Main Street, Suite 215, Burlington, Vermont	05401
(Address of Principal Executive Offices)	(Zip Code)

(802) 540-0019

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of ConvexityShares Daily 1.5x SPIKES Futures ETF	SPKY	NYSE Arca, Inc.
Shares of ConvexityShares 1x SPIKES Futures ETF	SPKX	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

To the extent required by Item 3.01 of Form 8-K, the information contained in Item 7.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 1, 2023, Teucrium Trading LLC (the “Sponsor”), announced that its officers had authorized a plan to (i) liquidate the ConvexityShares Daily 1.5x SPIKES Futures ETF (SPKY) and ConvexityShares 1x SPIKES Futures ETF (SPKX) (each a “Fund” and, together, the “Funds”); (ii) terminate the continuous offering of SPKY and SPKX; and (iii) deregister both SPKY and SPKX under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and therefore terminate the obligation of ConvexityShares Trust (the “Trust”) to include SPKY or SPKX on its periodic and current reports with the Securities and Exchange Commission (“SEC”). The Sponsor has submitted written notice to the NYSE Arca, Inc. (“Arca”) of its decision to liquidate both SPKY and SPKX, terminate the offerings, and to terminate the obligations of the Funds under the Exchange Act.

The Funds will no longer accept creation orders after November 5, 2023, and trading on Arca for the shares of the Funds will be suspended after the close of business on November 14, 2023. Shareholders may sell their holdings on or before November 14, 2023 and may incur brokerage charges. Following the cessation of trading, each Fund is expected to cease operations, liquidate its assets, and distribute the liquidation proceeds to shareholders on or about November 27, 2023 (the “Liquidation Date”). Shareholders of record on the Liquidation Date will receive cash equal to the net asset value of their shares as of that date.

The Sponsor intends to file a post-effective amendment on behalf of the Funds to terminate the offerings of both SPKY and SPKX’s registered and unsold shares. Arca will file a Form 25 with the SEC to effect the withdrawal of the listing of the Funds from Arca as soon as possible. Delisting from Arca will become effective 10 days after the filing date of the Form 25. Provided that each Fund continues to meet the applicable legal requirements, the Sponsor intends to file a Form 15 with the SEC as soon as practicable to suspend the Trust’s duty to include SPKY and SPKX on its reports under Section 13(a) and Section 15(d) of the Exchange Act. The Sponsor expects the termination of the registration will become effective 90 days after the date of filing of the Form 15 with the SEC.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

The Sponsor’s statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results may differ materially from those included in the forward-looking statements. The Sponsor intends for such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and the Sponsor is including this statement for purposes of complying with those safe-harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, intentions and expectations, are generally identifiable by use of the words “expect,” “project,” “may,” “will,” “should,” “could,” “would,” “intend,” “plan,” “propose,” “anticipate,” “estimate,” “believe,” “continue,” “predict,” “potential” or the negative of such terms and other comparable terminology. The Sponsor’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain.

Item 9.01 Financial Statement and Exhibits

Exhibit No.	Description
99.1	Copy of Press Release dated November 1, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ConvexityShares Trust (Registrant)

	By:	Teucrium Trading LLC
its Sponsor

/s/ Sal Gilbertie
Date: November 1, 2023	Name:	Sal Gilbertie
	Title:	Chief Executive Officer

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